UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2012 (October 29, 2012)

The Warnaco Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 287-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 29, 2012, The Warnaco Group, Inc., a Delaware corporation (“Warnaco”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PVH Corp., a Delaware corporation (“PVH”), and Wand Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PVH (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Warnaco, with Warnaco continuing as the surviving company and as a wholly owned subsidiary of PVH (the “Merger”). The Merger Agreement was unanimously approved by the Board of Directors of each of Warnaco and PVH.

Subject to the terms and conditions of the Merger Agreement, upon completion of the Merger, each outstanding share of common stock, par value $0.01 per share, of Warnaco (other than shares held by Warnaco, PVH, Merger Sub, their respective subsidiaries, or holders who properly exercise dissenters’ rights), will be converted into the right to receive (1) $51.75 in cash and (2) 0.1822 of a share of common stock, par value $1.00 per share, of PVH (“PVH Common Stock”) (collectively, the “Merger Consideration”). Warnaco stock options and other time-based equity awards will convert upon completion of the Merger into stock options to acquire PVH Common Stock and equity awards of or relating to PVH Common Stock (in each case, based on the stock exchange ratio and a formula which converts the cash portion of the Merger Consideration into PVH stock options or equity awards, as applicable) and Warnaco performance-based equity awards will vest upon completion of the Merger based on actual performance (for completed performance periods) or target performance (for performance periods that have not been completed) and convert into the right to receive Merger Consideration in respect of the vested number of shares or units.

The Merger Agreement contains customary representations and warranties from each of Warnaco and PVH that are qualified by the confidential disclosures provided to the other party in connection with the Merger Agreement, as well as matters included in Warnaco’s and PVH’s reports filed with the United States Securities and Exchange Commission (the “SEC”) prior to the date of the Merger Agreement.

Warnaco has agreed to various customary covenants and agreements, including (1) to conduct its business in the ordinary course consistent with past practice in all material respects during the period between the execution of the Merger Agreement and the consummation of the Merger (without the prior written consent of PVH, not to be unreasonably withheld, conditioned or delayed); (2) not to engage in certain transactions or take certain actions during this period (without the prior written consent of PVH, not to be unreasonably withheld, conditioned or delayed); (3) to convene and hold a meeting of its stockholders to consider and vote upon the Merger (the “Warnaco Stockholders’ Meeting”); and (4) subject to certain customary exceptions set forth in the Merger Agreement, to recommend that its stockholders adopt the Merger Agreement. In addition, subject to certain customary exceptions, Warnaco is prohibited from soliciting alternative acquisition proposals and providing information to or engaging in discussions with third parties. PVH has agreed to various customary covenants and agreements, including not taking certain actions during the period between the execution of the Merger Agreement and the consummation of the Merger (without the prior written consent of Warnaco, not to be unreasonably withheld, conditioned or delayed).

Completion of the Merger is subject to various conditions, including, among others, the (1) approval of the Merger Agreement by stockholders owning a majority of the outstanding shares of Warnaco common stock; (2) effectiveness of the registration statement on Form S-4 for the PVH Common Stock to be issued in the Merger; (3) approval of the listing on the New York Stock Exchange of the shares of PVH Common Stock to be issued in the Merger; (4) absence of any law or order prohibiting the closing of the Merger; and (5) receipt of certain governmental clearances or approvals, including the expiration or termination of the applicable waiting period under the Hart–Scott–Rodino Antitrust Improvements Act of 1976, as amended, receipt of a decision from the European Commission declaring the Merger compatible with the common market, and approvals from antitrust regulators in Canada, Mexico and Turkey. Each party’s obligation to consummate the Merger is also subject to (i) the accuracy (subject to certain materiality thresholds), of the representations and warranties of the other party set forth in the Merger Agreement; (ii) performance in all material respects by the other party of its material obligations under the Merger Agreement; and (iii) the absence of any change, event or development that would reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement) on the other party. Completion of the Merger is not subject to a financing condition. The closing of the Merger is expected to occur in early 2013.

The Merger Agreement, in addition to providing that the parties can mutually agree to terminate the Merger Agreement, contains certain termination rights for PVH and Warnaco, as the case may be, including upon (1) a court or other governmental entity issuing a final and non-appealable order prohibiting the Merger; (2) the six-month anniversary of the date of the Merger Agreement (subject to extension for up to three months if the required regulatory approvals have not yet been obtained), if the Merger has not been completed by that time; (3) failure by Warnaco’s stockholders to approve the Merger; and (4) a breach by the other party that is not or cannot be cured as specified in the Merger Agreement, if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement. In addition, the Merger Agreement provides that PVH may terminate the Merger Agreement prior to holding the Warnaco Stockholders’ Meeting upon (a) the Warnaco board of directors’ withdrawal or adverse modification of its recommendation that Warnaco’s stockholders approve the Merger or its recommendation or approval of an alternative acquisition proposal; (b) the failure by Warnaco’s board of directors to call or hold the Warnaco Stockholders’ Meeting; or (c) Warnaco’s material breach of its non-solicitation obligations. Warnaco may also terminate the Merger Agreement prior to obtaining the approval of its stockholders in order to enter into a definitive agreement providing for an alternative acquisition proposal that Warnaco’s board of directors has determined in good faith is more favorable from a financial point of view to Warnaco’s stockholders than the Merger. Upon termination of the Merger Agreement under certain circumstances, Warnaco will be obligated to pay PVH a termination fee of $100 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive consummation of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement except as a result of willful breach, and (2) were made only as of the date specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Warnaco or PVH, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Warnaco or PVH, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Proxy Statement of Warnaco and a Prospectus of PVH, as well as in the respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings that each of PVH and Warnaco make with the SEC.

Forward Looking Statements

Warnaco notes that this Form 8-K (and the exhibit hereto) and certain other written, electronic and oral disclosure made by Warnaco from time to time, may contain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties and reflect, when made, Warnaco’s estimates, objectives, projections, forecasts, plans, strategies, beliefs, intentions, opportunities and expectations. Actual results may differ materially from anticipated results, targets or expectations and investors are cautioned not to place undue reliance on any forward-looking statements. Statements other than statements of historical fact, including, without limitation, statements regarding the proposed transaction and future financial targets, are forward-looking statements. These forward-looking statements may be identified by, among other things, the use of forward-looking language, such as the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “may,” “project,” “scheduled to,” “seek,” “should,” “will be,” “will continue,” “will likely result,” “targeted,” or the negative of those terms, or other similar words and phrases or by discussions of intentions or strategies.

Risks and uncertainties related to the Merger include, among others: the risk that the conditions to the closing of the Merger are not satisfied (including a failure of Warnaco’s stockholders to approve the Merger and the risk that regulatory approvals required for the Merger are not obtained or are obtained subject to conditions that are not anticipated); potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; uncertainties as to the timing of the Merger; competitive responses to the Merger; unexpected costs, charges or expenses resulting from the Merger; litigation relating to the Merger; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Additional factors that could cause future results or events to differ from those we expect are those risks discussed under the heading “Risk Factors” in Warnaco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, Warnaco’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, PVH’s Annual Report on Form 10-K for the fiscal year ended January 29, 2012, and other reports filed by each of Warnaco and PVH with the Securities and Exchange Commission. We encourage you to read “Risk Factors” and other cautionary statements contained in these filings.

The discussion in this Form 8-K is not exhaustive but is designed to highlight important factors that may affect actual results or outcomes. Forward-looking statements speak only as of the date on which they are made, and, except for Warnaco’s ongoing obligation under the U.S. federal securities laws, Warnaco disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information

In connection with the Merger, PVH will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Warnaco and a Prospectus of PVH, as well as other relevant documents concerning the proposed transaction. WARNACO STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT / PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about PVH and Warnaco, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from PVH at www.pvh.com under the heading “Investors” or from Warnaco at www.warnaco.com under the heading “Investor Relations.”

PVH and Warnaco and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from Warnaco’s stockholders in connection with the Merger. Information about the directors and executive officers of PVH and their ownership of PVH common stock is set forth in the proxy statement for PVH’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on May 10, 2012. Information about the directors and executive officers of Warnaco and their ownership of Warnaco common stock is set forth in the proxy statement for Warnaco’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 11, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the Proxy Statement/Prospectus regarding the Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of October 29, 2012, among The Warnaco Group, Inc., PVH Corp. and Wand Acquisition Corp. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Agreement and Plan of Merger have been omitted and Warnaco agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the SEC upon request.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Warnaco Group, Inc.

Date: November 2, 2012	By:	/s/ Lawrence R. Rutkowski
		Name:	Lawrence R. Rutkowski
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

2.1	Agreement and Plan of Merger, dated as of October 29, 2012, among The Warnaco Group, Inc., PVH Corp. and Wand Acquisition Corp. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Agreement and Plan of Merger have been omitted and Warnaco agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the SEC upon request.)